Sanford C. Bernstein Fund, Inc.

                       Sanford C. Bernstein Fund II, Inc.



                     Supplement dated April 29, 2003, to the

                        Prospectus dated February 1, 2003

The last sentence in the second paragraph of the section captioned "Swaps" under the heading "Additional Investment Information, Special Investment Techniques and Related Risks: Derivatives" appearing on page 52 is amended by deleting the sentence and adding the following:

         A Portfolio will enter into swap transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Adviser's approved list of swap counterparties for that Portfolio.

The fourth paragraph on page 55 under the caption "Interest Rate Transactions (Swaps, Caps and Floors)" under the heading "Additional Investment Information, Special Investment Techniques and Related Risks: Derivatives Used by the Portfolios" is amended by deleting such paragraph and adding the following:

         A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized rating organization and are on the Adviser's approved list of swap counterparties for that Portfolio.

                         Sanford C. Bernstein Fund, Inc.



                     Supplement dated April 29, 2003, to the

           Statement of Additional Information dated February 1, 2003

The fourth sentence in the second full paragraph on page B-60 under the caption "Swaps, Caps and Floors" is amended by deleting such sentence and adding the following:

         A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Adviser's approved list of swap counterparties for that Portfolio.

The second and third full paragraphs on page B-61 under the caption "Credit Default Swap Agreements" are amended by deleting such paragraphs and adding the following:

         A Portfolio will enter into credit default swap transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Adviser's approved list of swap counterparties for that Portfolio.

         A Portfolio may enter into a credit default swap that provides for settlement by physical delivery if, at the time of entering into the swap, such delivery would not result in the Portfolio investing more than 20% of its total assets in securities rated lower than A by Standard & Poor's, Fitch or Moody's. A subsequent deterioration of the credit quality of the underlying obligation of the credit default swap will not require the Portfolio to dispose of the swap.